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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                    3/14/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

     WASHINGTON                     1-6563                    91-0742146
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)

               SAFECO Plaza, Seattle, Washington              98185
          (Address of principal executive officers)         (Zip Code)


                                 (206) 545-5000
              (Registrant's telephone number, including area code)
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Item 5. Other Events

SAFECO TO SELL CREDIT COMPANY AND STRENGTHEN BALANCE SHEET

SEATTLE--(March 14, 2001)--SAFECO (Nasdaq:SAFC) announced today that it's seeking to sell its commercial credit and leasing subsidiary, a move that will reduce by nearly half the amount of debt on SAFECO's consolidated balance sheet.

"Our credit company has been consistently profitable since it was founded in 1969," said Mike McGavick, SAFECO president and CEO. "That's why this is a tough decision to make. Yet it's a decision that will make SAFECO a stronger company over the long term."

The subsidiary -- known as SAFECO Credit Company -- specializes in asset-based lending, with significant emphasis on providing financing for heavy equipment used in manufacturing and construction. With $1.7 billion in receivables and operating leases, it generated a pretax profit of $19.3 million in 2000.

To fund a substantial portion of its credit operation, SAFECO regularly issues commercial paper. As of Dec. 31, 2000, this represented $1.5 billion of SAFECO's total debt obligations, including capital securities, of $3.1 billion.

"Removing this debt from our balance sheet gives us more flexibility, making SAFECO less susceptible to short-term changes in interest rates," McGavick said.

SAFECO has retained Goldman Sachs to advise it in connection with the sale of SAFECO Credit.

SAFECO is a Fortune 500 company based in Seattle. Founded in 1923, SAFECO and its more than 17,000 independent agents and financial advisors provide insurance, investment and related financial products to individual and business customers throughout the United States. More information about SAFECO is available online at www.safeco.com.

Forward-Looking Information is Subject to Risk and Uncertainty

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of our business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

     o our ability to obtain rate increases and non-renew underpriced insurance accounts;

     o    realization of growth and business retention estimates;

     o    achievement of our premium targets and profitability;

     o    changes in competition and pricing environments;

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     o    achievement of our expense reduction goals;

     o the occurrence of significant natural disasters, including earthquakes;

     o weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;

     o    changes in the nature of the property and casualty book of business;

     o    driving patterns;

     o    fluctuations in interest rates;

     o    availability of bank credit facilities;

     o    performance of financial markets;

     o    court decisions and trends in litigation;

     o    rating agency actions;

     o    legislative and regulatory developments;

     o    the adequacy of loss reserves;

     o    the availability and pricing of reinsurance;

     o    the development of major Year 2000 related claims or liabilities; and

     o    general economic and market conditions.

In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, our achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect our efforts to restore earnings in our property and casualty lines.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION

Dated: MARCH 15, 2001                             By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer